UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: February 29

Date of reporting period: February 29, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2024

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal advisor.

II	Western Asset Short Duration Municipal Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended February 29, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 1, 2024, Michael C. Buchanan and Ryan K. Brist joined the Fund’s portfolio management team and S. Kenneth Leech no longer serves as a member of the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated March 1, 2024.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 28, 2024

Western Asset Short Duration Municipal Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest in municipal securities may be subject to the federal alternative minimum tax (“AMT”).

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or we deemed to be unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund will normally maintain a dollar-weighted average effective duration of three years or less. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	1

Fund overview (cont’d)

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fixed income market experienced periods of elevated volatility and posted a positive return during the twelve-month reporting period ended February 29, 2024. The market was impacted by several factors, including initial fears of an economic recession, persistent inflation, and shifting expectations for Federal Reserve Board (the “Fed”) monetary policy. There was also brief turmoil in the regional banking industry and a host of geopolitical issues that impacted investor sentiment. The market ended 2023 on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. However, the Fed appears to be taking a measured approach, which has pushed back expectations in terms of the timing for rate cuts in 2024. Meanwhile, there are signs that the central bank may orchestrate a “soft landing” for the economy.

Short-term U.S. Treasury yields declined as inflation moderated and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year Treasury note began the reporting period at 4.81% and ended the period at 4.64%. The low of 3.75% took place on May 4, 2023, and the high of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began the reporting period at 3.92% and ended the period at 4.25%. The low of 3.30% took place on April 5 and 6, 2023, and the high of 4.98% occurred on October 19, 2023.

The municipal bond market generated a positive return and outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Municipal Bond Indexii and the Bloomberg U.S. Aggregate Indexiii returned 5.42% and 3.33%, respectively. Both the taxable and tax-free bond markets were impacted by rising interest rates.

Q. How did we respond to these changing market conditions?

A. There were several adjustments to the Fund during the reporting period. We modestly increased the Fund’s duration over the period. Elsewhere, we decreased the Fund’s allocation to the transportation and industrial revenue sectors. From a quality perspective, we added to the Fund’s allocation to AA-rated bonds and reduced its BBB-rated exposure.

Performance review

For the twelve months ended February 29, 2024, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 3.50%. The Fund’s unmanaged benchmark, the Bloomberg Three-Year Municipal Bond Indexiv, returned 3.55% for the same period.

2	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 29, 2024 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	2.49%	3.50%
Class C	2.32%	3.34%
Class C2	2.22%	2.95%
Class I	2.57%	3.65%
Class IS	2.59%	3.91%
Bloomberg Three-Year Municipal Bond Index	2.47%	3.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 29, 2024, for Class A, Class C, Class C2, Class I and Class IS shares were 2.29%, 2.04%, 1.76%, 2.47% and 2.52%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C2 and Class IS shares would have been 2.27%, 2.03%, 1.74% and 2.50, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class C2, Class I and Class IS shares were 0.56%, 0.91%, 1.06%, 0.43% and 0.35%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.55% for Class A shares, 1.05% for Class C shares, 1.20% for Class C2 shares, 0.40% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	3

Fund overview (cont’d)

annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were spread decisions. Specifically, an overweight to the industrial revenue sector and A-rated securities contributed to results. Additionally, security selection within the AA-rating cohort and the transportation sector was additive for returns.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its duration positioning, as the Fund maintained an underweight to duration over the period and yields ultimately ended lower at the short end of the curve. Security selection within the BBB-rating cohort also detracted from performance.

Thank you for your investment in the Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 14, 2024

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with

4	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2024 were: industrial revenue (26.3%), transportation (18.1%), state general obligation (13.1%), power (11.2%) and local general obligation (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The Bloomberg Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 29, 2024 and February 28, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2023 and held for the six months ended February 29, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.49%	$1,000.00	$1,024.90	0.55%	$2.77	Class A	5.00%	$1,000.00	$1,022.13	0.55%	$2.77
Class C	2.32	1,000.00	1,023.20	0.88	4.43	Class C	5.00	1,000.00	1,020.49	0.88	4.42
Class C2	2.22	1,000.00	1,022.20	1.09	5.48	Class C2	5.00	1,000.00	1,019.44	1.09	5.47
Class I	2.57	1,000.00	1,025.70	0.40	2.01	Class I	5.00	1,000.00	1,022.87	0.40	2.01
Class IS	2.59	1,000.00	1,025.90	0.35	1.76	Class IS	5.00	1,000.00	1,023.12	0.35	1.76

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 29, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C2	Class I	Class IS
Twelve Months Ended 2/29/24	3.50%	3.34%	2.95%	3.65%	3.91%
Five Years Ended 2/29/24	1.09	0.79	N/A	1.24	1.30
Ten Years Ended 2/29/24	0.95	0.63	N/A	1.08	N/A
Inception* through 2/29/24	—	—	-0.18	—	1.27

With sales charges[2]	Class A	Class C	Class C2	Class I	Class IS
Twelve Months Ended 2/29/24	1.23%	3.34%	2.95%	3.65%	3.91%
Five Years Ended 2/29/24	0.62	0.79	N/A	1.24	1.30
Ten Years Ended 2/29/24	0.72	0.63	N/A	1.08	N/A
Inception* through 2/29/24	—	—	-0.18	—	1.27

Cumulative total returns
Without sales charges[1]
Class A (2/28/14 through 2/29/24)	9.96%
Class C (2/28/14 through 2/29/24)	6.43
Class C2 (Inception date of 11/2/20 through 2/29/24)	-0.59
Class I (2/28/14 through 2/29/24)	11.29
Class IS (Inception date of 9/15/17 through 2/29/24)	8.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C, C2, I and IS shares are March 17, 2003, March 18, 2003, November 2, 2020, November 14, 2003 and September 15, 2017, respectively.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Three- Year Municipal Bond Index† — February 2014 - February 2024

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on February 28, 2014, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through February 29, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Three-Year Municipal Bond Index. The Bloomberg Three- Year Municipal Bond Index (the “Index”) is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Schedule of investments

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.0%
Alabama — 2.1%
Southeast Alabama Gas Supply District, Gas Supply Revenue:
Project No 1, Series A	5.000%	4/1/27	$2,285,000	$2,352,359
Project No 1, Series C (SIFMA Municipal Swap Index Yield + 0.650%)	3.950%	4/1/24	5,000,000	4,998,775	(a)(b)
Project No 2, Series B (1 mo. Term SOFR x 0.670 + 0.114%)	4.497%	3/5/24	1,000,000	999,995	(a)(b)
Total Alabama				8,351,129
Arizona — 3.0%
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	7,170,000	7,181,559	(a)(b)(c)
Coconino County, AZ, Pollution Control Corp. Revenue, Nevada Power Company Project, Series A, Refunding	4.125%	3/31/26	1,000,000	999,554	(a)(b)(c)
Maricopa County, AZ, IDA Revenue, Banner Health Obligation Group, Series A, Refunding	5.000%	1/1/31	1,750,000	1,842,969
Maricopa County, AZ, Pollution Control Corp. Revenue, Public Service Company of New Mexico Palo Verde Project, Series A, Refunding	0.875%	10/1/26	2,000,000	1,818,103	(a)(b)
Total Arizona				11,842,185
California — 4.6%
California State Community Choice Financing Authority Revenue, Clean Energy Project, Green Bonds, Climate Bond Certified, Series A	4.000%	12/1/27	2,400,000	2,410,643	(a)(b)
California State Infrastructure & Economic Development Bank Revenue, Los Angeles County Museum of Art, Series B, Refunding (SIFMA Municipal Swap Index Yield + 0.700%)	4.000%	6/1/26	1,500,000	1,464,496	(a)(b)
California State MFA Revenue, Waste Management Inc. Project, Series A	1.300%	2/3/25	1,600,000	1,560,617	(a)(b)(d)
California State Public Finance Authority, Senior Living Revenue, Enso Village Project, Green Bond, Series B-3, Refunding	2.125%	11/15/27	235,000	234,208	(d)
California State, GO, Various Purpose, Refunding	5.000%	10/1/27	3,750,000	4,066,063
Gilroy, CA, USD, GO, Series 2009, AGC	0.000%	8/1/30	1,825,000	1,492,103

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	11

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Department of Airports Revenue, Subordinated, Los Angeles International Airport, Series D	5.000%	5/15/25	$6,000,000	$6,112,239	(c)
Rio, CA, Elementary School District, Ventura County, GO, Anticipation Notes, BAM	0.000%	7/1/28	1,000,000	861,351
Total California				18,201,720
Colorado — 3.3%
City & County of Denver, CO, Airport System Revenue:
Series A	5.000%	12/1/25	2,000,000	2,045,935	(c)
Series A	5.000%	11/15/26	2,405,000	2,506,980	(c)
Series A	5.000%	11/15/29	2,750,000	3,007,799	(c)
Series B	5.000%	11/15/27	3,500,000	3,710,490	(c)
University of Colorado Revenue, Green Bond, Series C, Refunding	2.000%	10/15/24	2,060,000	2,043,292	(a)(b)
Total Colorado				13,314,496
Connecticut — 6.8%
Connecticut State Housing Finance Authority Revenue, Housing Mortgage Finance Program, Series A-3	0.600%	11/15/26	850,000	760,936
Connecticut State, GO:
Series A	5.000%	1/15/27	180,000	191,481
Series A	5.000%	4/15/29	4,275,000	4,565,226
Series D, BAM	4.000%	8/15/30	7,250,000	7,424,400
Series E	5.000%	10/15/28	5,000,000	5,269,719
Connecticut State, Special Tax Revenue:
Transportation Infrastructure Purpose, Series A	5.000%	9/1/29	5,270,000	5,535,241
Transportation Infrastructure Purpose, Series B, Refunding	5.000%	7/1/26	1,250,000	1,312,585
Transportation Infrastructure Purpose, Series B, Refunding	5.000%	7/1/27	1,750,000	1,881,728
Total Connecticut				26,941,316
Delaware — 0.2%
Delaware State EDA Revenue, Delmarva Power & Light Co. Project, Series A, Refunding	1.050%	7/1/25	1,000,000	962,016	(a)(b)
District of Columbia — 1.8%
District of Columbia Revenue, Children’s Hospital Obligated Group Issue, Refunding	5.000%	7/15/28	2,495,000	2,569,235

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — continued
District of Columbia, GO, Series D	5.000%	6/1/32	$2,840,000	$2,989,850
Metropolitan Washington, DC, Airports Authority Aviation Revenue, Series A, Refunding	5.000%	10/1/27	1,500,000	1,588,445	(c)
Total District of Columbia				7,147,530
Florida — 3.2%
Central Florida Expressway Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/29	1,645,000	1,707,229
Citizens Property Insurance Corp., FL, Coastal Account Revenue, Senior Secured Bonds, Series A-1	5.000%	6/1/25	900,000	910,791	(e)
Florida State Insurance Assistance Interlocal Agency Inc., Insurance Assessment Revenue, Series A-1	5.000%	9/1/28	4,500,000	4,698,530
Jacksonville, FL, Revenue, Series 2014, Refunding	5.000%	10/1/27	1,000,000	1,008,136
Miami-Dade County, FL, IDA Revenue, Waste Management Inc. Project, Series B (SIFMA Municipal Swap Index Yield + 0.375%)	3.675%	7/1/24	1,500,000	1,494,607	(a)(b)(c)
Miami-Dade County, FL, Seaport Revenue, Series A, Refunding	5.000%	10/1/27	2,475,000	2,616,647	(c)
Palm Beach County, FL, Health Facilities Authority Revenue, Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Refunding	4.000%	6/1/26	230,000	227,416
Total Florida				12,663,356
Georgia — 1.6%
Atlanta, GA, Airport Passenger Facility Charge, General Revenue, Subordinate Lien, Series D	5.000%	7/1/26	5,000,000	5,176,003	(c)
Monroe County, GA, Development Authority, PCR, Georgia Power Co. Plant Scherer Project	2.250%	7/1/25	1,150,000	1,114,443
Total Georgia				6,290,446
Illinois — 3.6%
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien, Series A, Refunding	5.000%	1/1/27	3,000,000	3,019,864	(c)
General, Senior Lien, Series B, Refunding	5.000%	1/1/26	1,520,000	1,576,103
Cook County, IL, School District No 87 Berkeley, GO, AGM	5.000%	12/1/25	500,000	516,617
Illinois State Finance Authority Revenue, The Carle Foundation, Series A, Refunding	5.000%	8/15/25	2,090,000	2,139,308

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	13

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State, GO:
Series A	5.000%	3/1/28	$1,875,000	$2,005,394
Series D	5.000%	11/1/27	3,090,000	3,287,045
Series of October 2016, Refunding	5.000%	2/1/28	1,890,000	1,985,289
Total Illinois				14,529,620
Indiana — 3.4%
Indiana State Finance Authority:
Environmental Facilities Revenue, Indianapolis Power & Light Company Project, Series B, Refunding	0.650%	8/1/25	1,000,000	942,334
Environmental Improvement Revenue, United States Steel Corp. Project, Series A, Refunding	4.125%	12/1/26	1,500,000	1,499,343
Health System Revenue, Indiana University Health, Series B	2.250%	7/1/25	1,320,000	1,296,753	(a)(b)
Indiana State Finance Authority Revenue, Wastewater Utility, First Lien, CWA Authority Project, Series A, Refunding	5.000%	10/1/29	1,275,000	1,408,932	(f)
Indianapolis, IN, Local Public Improvement Bond Bank:
Indianapolis Airport Authority Project, Series 2019D, Refunding	5.000%	1/1/29	7,030,000	7,535,365	(c)
Indianapolis Airport Authority Project, Series 2023I	5.000%	1/1/26	1,000,000	1,023,816	(c)
Total Indiana				13,706,543
Iowa — 0.7%
Iowa State Finance Authority, Solid Waste Facility Revenue, Iowa Renewable Natural Gas Project, Green Bond, LOC - Citibank N.A.	1.500%	4/1/24	2,405,000	2,397,441	(a)(b)(c)
Iowa Tobacco Settlement Authority Revenue, Asset Backed Senior Bonds, Class 1, Series A-2, Refunding	5.000%	6/1/28	500,000	535,987
Total Iowa				2,933,428
Kansas — 0.7%
Kansas State Department of Transportation Highway Revenue, Series B	5.000%	9/1/26	2,600,000	2,673,513
Kentucky — 6.0%
Kentucky State PEA, Gas Supply Revenue:
Series B	4.000%	1/1/25	2,050,000	2,050,094	(a)(b)
Series C	4.000%	6/1/25	15,130,000	15,153,133	(a)(b)

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — continued
Louisville/Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc., Series A	5.000%	10/1/25	$1,550,000	$1,590,824
Trimble County, KY, Environmental Facility Revenue, Louisville Gas and Electric Company Project, Series A	4.700%	6/1/27	2,000,000	2,022,558	(a)(b)(c)
Trimble County, KY, Revenue, Pollution Control Bonds, Louisville Gas and Electric Company Project, Series A	0.625%	9/1/26	3,250,000	2,990,750
Total Kentucky				23,807,359
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, East Baton Rouge Sewerage Commission Project, Series B, Refunding	0.875%	2/1/25	4,000,000	3,882,894	(a)(b)
Louisiana State Offshore Terminal Authority Revenue, Deep Water Port Bonds, Series A	4.150%	9/1/27	4,000,000	4,058,936
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Series B-1, Refunding	2.125%	7/1/24	1,750,000	1,735,254	(a)(b)
Marathon Oil Corp. Project, Series B-2, Refunding	2.375%	7/1/26	3,900,000	3,727,977	(a)(b)
Total Louisiana				13,405,061
Maryland — 0.8%
Maryland State, GO, State And Local Facilities Loan:
Series A	4.000%	3/15/30	1,760,000	1,821,970
Series A	5.000%	3/15/31	1,410,000	1,539,985
Total Maryland				3,361,955
Massachusetts — 0.6%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series F	5.000%	5/1/26	2,140,000	2,240,112
Michigan — 3.5%
Hazel School District, MI, GO:
Refunding, Q-SBLF	4.000%	5/1/26	1,405,000	1,429,658
Refunding, Q-SBLF	4.000%	5/1/27	1,460,000	1,502,121
Refunding, Q-SBLF	4.000%	5/1/29	1,580,000	1,661,909
Michigan State Finance Authority Revenue, Mclaren Health Care, Series D-1, Refunding	1.100%	10/15/27	1,325,000	1,234,363
Michigan State HDA Revenue, Series A	1.500%	6/1/29	1,730,000	1,508,750

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	15

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Strategic Fund Limited Obligation Revenue:
Consumers Energy Company Project, Remarketing	0.875%	10/8/26	$1,335,000	$1,198,677	(a)(b)(c)
Graphic Packaging International, LLC Coated Recycled Machine Project, Green Bonds	4.000%	10/1/26	2,000,000	2,005,779	(a)(b)(c)
Wayne County, MI, Airport Authority Revenue, Series F, Refunding	5.000%	12/1/27	3,470,000	3,544,313	(c)
Total Michigan				14,085,570
Mississippi — 0.1%
Mississippi State Development Bank Revenue, Jackson Infrastructure Project	5.000%	9/1/25	590,000	596,613
Missouri — 0.5%
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Kansas City Power & Light Co. Project	3.500%	7/1/25	1,000,000	991,009	(a)(b)(c)
Missouri State HEFA Revenue, Saint Luke’s Health System, Inc.	5.000%	11/15/26	1,015,000	1,057,351
Total Missouri				2,048,360
Nebraska — 1.1%
Central Plains, NE, Energy Project, Gas Supply Revenue, Refunding, LIQ - Royal Bank of Canada	4.000%	8/1/25	3,115,000	3,124,705	(a)(b)
Washington County, NE, Wastewater and Solid Waste Disposal Facilities Revenue, Cargill Incorporated Project, Refunding	0.900%	9/1/25	1,200,000	1,155,094	(a)(b)(c)
Total Nebraska				4,279,799
New Jersey — 5.3%
Gloucester County, NJ, Improvement Authority Revenue, Rowan University Student Center Projects	0.600%	3/1/24	2,250,000	2,250,000
New Jersey State EDA Revenue:
Motor Vehicle Surcharges Subordinate, Series A, BAM, Refunding	5.000%	7/1/27	445,000	469,079
Motor Vehicle Surcharges Subordinate, Series A, BAM, Refunding	5.000%	7/1/28	5,005,000	5,293,084
Natural Gas Facilities Revenue, Series C, Refunding	2.450%	4/1/26	2,250,000	2,195,766	(a)(b)(c)
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation System, CAB, Series A, BAM	0.000%	12/15/27	5,035,000	4,485,216
Transportation System, CAB, Series C, AGM	0.000%	12/15/29	2,350,000	1,967,753

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Transportation System, CAB, Series C, AGM	0.000%	12/15/32	$1,375,000	$1,042,920
New Jersey State, GO, COVID-19 Emergency Bonds, Series A	5.000%	6/1/29	1,865,000	2,083,156
Trenton, NJ, GO, Series 2020, AGM, State Aid Withholding	2.000%	7/15/31	1,455,000	1,298,882
Total New Jersey				21,085,856
New York — 11.1%
Long Island, NY, Power Authority Electric System Revenue:
Series B,	1.650%	9/1/24	5,500,000	5,432,337	(a)(b)
Series B, Refunding	0.850%	9/1/25	4,900,000	4,678,871	(a)(b)
Series B, Refunding	1.500%	9/1/26	4,580,000	4,317,294	(a)(b)
Series B, Refunding	5.000%	9/1/27	7,625,000	8,051,530	(a)(b)
New York City, NY, HDC, MFH Revenue:
Green Bond, Series F-2, FHA	0.600%	7/1/25	8,845,000	8,398,149	(a)(b)
Green Bond, Series G, FHA	0.600%	11/1/26	1,075,000	963,563
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2015, Series FF, Refunding	5.000%	6/15/30	2,770,000	2,836,640
New York City, NY, Transportation Development Corp. Revenue, American Airlines Inc., John F. Kennedy International Airport Project	2.250%	8/1/26	1,850,000	1,786,321	(c)
Port Authority of New York & New Jersey Revenue, Consolidated Series 207	5.000%	9/15/32	300,000	318,090	(c)
Triborough Bridge & Tunnel Authority, NY, Revenue, Senior Lien-MTA Bridges & Tunnels:
Green Bonds, Series A, Refunding	5.000%	11/15/27	2,500,000	2,714,819
Green Bonds, Series B, Refunding	5.000%	11/15/30	4,000,000	4,603,645
Total New York				44,101,259
North Carolina — 1.0%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Atrium Health, Series E, Remarketing	0.800%	10/31/25	2,000,000	1,910,878	(a)(b)
Wake County, NC, GO, Park, Greenway, Recreation and Open Space Bonds, Series C	5.000%	2/1/27	2,055,000	2,192,687
Total North Carolina				4,103,565

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	17

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 4.1%
American Municipal Power Inc., OH, Revenue, Combined Hydroelectric Project, Subseries A-2, Refunding	1.000%	8/15/24	$3,130,000	$3,087,438	(a)(b)
Lancaster, OH, Port Authority, Gas Supply Revenue, Series A, Refunding, LIQ - Royal Bank of Canada	5.000%	2/1/25	6,100,000	6,162,430	(a)(b)
Ohio State Air Quality Development Authority Revenue, American Electric Co. Project, Series D, Refunding	2.100%	10/1/24	3,500,000	3,434,961	(a)(b)(c)
Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Series A, Refunding	5.000%	1/1/30	3,350,000	3,622,964
Total Ohio				16,307,793
Oregon — 1.3%
Lane County, OR, School District No 1, Pleasant Hill, GO, CAB, Series B	0.000%	6/15/27	1,320,000	1,188,919
Salem-Keizer School District No 24J, OR:
GO, Series B	0.000%	6/15/28	845,000	739,195
GO, Series B	0.000%	6/15/30	1,050,000	860,627
Marion and Polk Counties, GO, Series 2018	5.000%	6/15/31	2,030,000	2,222,156
Total Oregon				5,010,897
Pennsylvania — 5.3%
Commonwealth of Pennsylvania:
GO, Series 2016	5.000%	9/15/28	2,465,000	2,580,624
GO, Series 2017, Refunding	5.000%	1/1/28	4,900,000	5,188,796
General Authority of Southcentral Pennsylvania, Series B (SIFMA Municipal Swap Index Yield + 0.600%)	3.900%	3/14/24	1,500,000	1,499,726	(a)(b)
Pennsylvania State Economic Development Financing Authority Revenue:
Sewage Sludge Disposal, Philadelphia Biosolids Facility Project	4.000%	1/1/26	1,220,000	1,215,985
Solid Waste Disposal, Waste Management Inc. Project	2.150%	7/1/24	1,450,000	1,433,246	(a)(b)(c)
Solid Waste Disposal, Waste Management Inc. Project, Series A (SIFMA Municipal Swap Index Yield + 0.400%)	3.700%	6/3/24	1,500,000	1,495,933	(a)(b)(c)
Solid Waste Disposal, Waste Management Inc. Project, Series A	1.750%	8/1/24	3,250,000	3,211,490	(a)(b)(c)

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Higher EFA Revenue, University of Pennsylvania Health System:
Series B, Refunding	5.000%	8/15/25	$900,000	$922,902
Series B, Refunding	5.000%	8/15/26	1,000,000	1,048,589
Pennsylvania State Turnpike Commission Revenue, Series A, Refunding	4.000%	12/1/26	635,000	653,542
Philadelphia, PA, Airport Revenue, Series B, Refunding	5.000%	7/1/25	1,975,000	2,008,530	(c)
Total Pennsylvania				21,259,363
South Carolina — 1.5%
Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, Subseries B-2, Refunding (SOFR x 0.670 + 1.900%)	5.458%	3/1/31	2,000,000	2,060,540	(a)(b)
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/27	3,600,000	3,772,531	(c)
Total South Carolina				5,833,071
Tennessee — 2.4%
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	9,445,000	9,474,892	(a)(b)
Texas — 13.1%
Corpus Christi, TX, Utility System Revenue, Junior Lien Improvement Bonds, Series A	5.000%	7/15/27	1,500,000	1,542,106
Cypress-Fairbanks, TX, ISD, GO, Series B-1, PSF - GTD	0.280%	8/15/24	5,815,000	5,725,626	(a)(b)
DeSoto, TX, ISD, GO, Refunding, PSF - GTD	0.000%	8/15/26	580,000	528,102
Fort Bend, TX, ISD:
GO, Series B, Refunding, PSF - GTD	0.875%	8/1/25	1,155,000	1,112,392	(a)(b)
GO, Series B, Refunding, PSF - GTD	0.720%	8/1/26	840,000	773,792	(a)(b)
Goose Creek, TX, Consolidated ISD, GO, Series B, PSF - GTD	0.600%	8/17/26	1,040,000	977,955	(a)(b)
Grapevine-Colleyville, TX, ISD, GO, PSF - GTD	5.000%	8/15/28	2,000,000	2,052,042
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System, Refunding	5.000%	12/1/25	1,000,000	1,027,742
Hospital, Memorial Hermann Health System, Series A	5.000%	12/1/27	2,555,000	2,586,864
North Texas Tollway Authority Revenue:
First Tier, Series D, Refunding, AGC	0.000%	1/1/30	2,540,000	2,099,856
First Tier, Series D, Refunding, AGC	0.000%	1/1/31	2,385,000	1,901,722

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	19

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Northside, TX, ISD, GO, Refunding, PSF - GTD	1.600%	8/1/24	$3,005,000	$2,981,181	(a)(b)
Pasadena, TX, ISD, GO, Series B, PSF - GTD	1.500%	8/15/24	5,275,000	5,227,004	(a)(b)
San Antonio, TX, Electric and Gas Revenue, Junior Lien	1.750%	12/1/25	4,100,000	3,945,260	(a)(b)
Texas Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, Series C (3 mo. Term SOFR x 0.670 + 0.863%)	4.417%	9/15/27	1,000,000	989,858	(b)
Texas State:
Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series B (3 mo. Term SOFR x 0.670 + 0.262%)	4.483%	12/15/26	2,965,000	2,941,914	(b)
Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, Refunding	5.000%	12/15/27	3,750,000	3,882,541
Municipal Gas Acquisition & Supply Corp. IV, Gas Supply Revenue, Series B	5.250%	1/1/26	1,200,000	1,225,516
Municipal Gas Acquisition & Supply Corp. IV, Gas Supply Revenue, Series B	5.250%	1/1/27	1,250,000	1,293,373
Texas State Transportation Commission Revenue, Highway Fund, First Tier Revenue, Series B, Remarketing	0.560%	4/1/26	1,500,000	1,395,993
Texas State Transportation Commission, Mobility Fund, GO, Series B	0.650%	4/1/26	2,500,000	2,325,554	(a)(b)
Texas State Water Financial Assistance Revenue, GO, Series B, Refunding	5.000%	8/1/31	2,500,000	2,668,246
Troy, TX, ISD, GO, Refunding, PSF - GTD	0.000%	8/1/29	925,000	774,778
University of Houston System Revenue, TX, Consolidated Series A, Refunding	5.000%	2/15/30	2,080,000	2,152,524
Total Texas				52,131,941
Utah — 0.9%
Salt Lake City, UT, Airport Revenue:
Series A	5.000%	7/1/29	2,500,000	2,705,148	(c)
Series A	5.000%	7/1/32	705,000	733,406	(c)
Total Utah				3,438,554
Virginia — 0.6%
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue, Virginia Electric & Power Co., Series A	0.750%	9/2/25	2,650,000	2,476,219	(a)(b)

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Washington — 1.4%
Central Puget Sound Regional Transit Authority Revenue, WA, Sales Tax & Motor Vehicle Excise Tax Improvement Bonds, Series S-2A, Green Bonds (SIFMA Municipal Swap Index Yield + 0.200%)	3.500%	11/1/26	$2,000,000	$1,970,017	(a)(b)
King County, WA, Issaquah School District No 411, GO	5.000%	12/1/32	2,315,000	2,430,911
Seattle, WA, Municipal Light & Power Revenue, Series B, Refunding (SIFMA Municipal Swap Index Yield + 0.250%)	3.550%	11/1/26	1,000,000	974,541	(a)(b)
Total Washington				5,375,469
Total Investments before Short-Term Investments (Cost — $398,119,134)				393,981,006
Short-Term Investments — 0.9%
Municipal Bonds — 0.9%
Delaware — 0.1%
University of Delaware Revenue, Series C, Refunding, SPA - TD Bank N.A.	3.650%	11/1/37	450,000	450,000	(g)(h)
Georgia — 0.0%††
Bartow County, GA, Development Authority Revenue, Solid Waste Disposal Facility, Georgia Power Company Plant Bowen Project	3.950%	11/1/62	100,000	100,000	(c)(g)(h)
Mississippi — 0.5%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR, Chevron USA Inc. Project, Series B	3.700%	12/1/30	1,900,000	1,900,000	(g)(h)
New York — 0.3%
New York City, NY, HDC, MFH Revenue, Series I-3, SPA - TD Bank N.A.	3.300%	11/1/60	300,000	300,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2014, Series AA-1, Refunding, SPA - JPMorgan Chase & Co.	3.750%	6/15/50	100,000	100,000	(g)(h)
New York City, NY, TFA, Future Tax Secured Revenue, Subordinated, Subseries A-4, SPA - JPMorgan Chase & Co.	3.750%	8/1/45	800,000	800,000	(g)(h)
Total New York				1,200,000
Total Short-Term Investments (Cost — $3,650,000)				3,650,000
Total Investments — 99.9% (Cost — $401,769,134)				397,631,006
Other Assets in Excess of Liabilities — 0.1%				412,407
Total Net Assets — 100.0%				$398,043,413

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	21

Schedule of investments (cont’d)

February 29, 2024

Western Asset Short Duration Municipal Income Fund

††	Represents less than 0.1%.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Western Asset Short Duration Municipal Income Fund

Abbreviation(s) used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CWA	— Clean Water Act

EDA	— Economic Development Authority

EFA	— Educational Facilities Authority

FHA	— Federal Housing Administration — Insured Bonds

GO	— General Obligation

GTD	— Guaranteed

HDA	— Housing Development Authority

HDC	— Housing Development Corporation

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

ISD	— Independent School District

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MFH	— Multi-Family Housing

MTA	— Metropolitan Transportation Authority

PCR	— Pollution Control Revenue

PEA	— Public Energy Authority

PSF	— Permanent School Fund

Q-SBLF	— Qualified School Board Loan Fund

SIFMA	— Securities Industry and Financial Markets Association

SOFR	— Secured Overnight Financing Rate

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	23

Statement of assets and liabilities

February 29, 2024

Assets:
Investments, at value (Cost — $401,769,134)	$397,631,006
Cash	82,950
Interest receivable	3,379,820
Receivable for securities sold	2,080,080
Receivable for Fund shares sold	256,233
Prepaid expenses	1,852
Total Assets	403,431,941

Liabilities:
Payable for securities purchased	4,427,436
Payable for Fund shares repurchased	621,068
Investment management fee payable	96,624
Distributions payable	64,108
Service and/or distribution fees payable	37,473
Trustees’ fees payable	2,528
Accrued expenses	139,291
Total Liabilities	5,388,528
Total Net Assets	$398,043,413

Net Assets:
Par value (Note 7)	$799
Paid-in capital in excess of par value	428,870,752
Total distributable earnings (loss)	(30,828,138)
Total Net Assets	$398,043,413

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Net Assets:
Class A	$246,735,668
Class C	$18,917,313
Class C2	$844,905
Class I	$126,663,180
Class IS	$4,882,347

Shares Outstanding:
Class A	49,502,662
Class C	3,793,455
Class C2	169,543
Class I	25,414,289
Class IS	978,783

Net Asset Value:
Class A (and redemption price)	$4.98
Class C (and redemption price)	$4.99
Class C2 (and redemption price)	$4.98
Class I (and redemption price)	$4.98
Class IS (and redemption price)	$4.99
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.09

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	25

Statement of operations

For the Year Ended February 29, 2024

Investment Income:
Interest	$11,870,524

Expenses:
Investment management fee (Note 2)	1,382,935
Service and/or distribution fees (Notes 2 and 5)	556,860
Transfer agent fees (Notes 2 and 5)	288,091
Registration fees	105,911
Fund accounting fees	70,023
Audit and tax fees	50,250
Legal fees	19,202
Shareholder reports	17,585
Trustees’ fees	11,458
Interest expense	9,139
Commitment fees (Note 8)	4,422
Insurance	3,714
Custody fees	1,488
Miscellaneous expenses	7,775
Total Expenses	2,528,853
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(120,908)
Net Expenses	2,407,945
Net Investment Income	9,462,579

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(7,445,534)
Change in Net Unrealized Appreciation (Depreciation) From Investments	14,015,211
Net Gain on Investments	6,569,677
Increase in Net Assets From Operations	$16,032,256

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Statements of changes in net assets

For the Year Ended February 29, 2024 and the Year Ended February 28, 2023	2024	2023

Operations:
Net investment income	$9,462,579	$8,904,386
Net realized loss	(7,445,534)	(8,908,298)
Change in net unrealized appreciation (depreciation)	14,015,211	(12,974,339)
Increase (Decrease) in Net Assets From Operations	16,032,256	(12,978,251)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(9,395,558)	(8,792,878)
Decrease in Net Assets From Distributions to Shareholders	(9,395,558)	(8,792,878)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	71,799,390	184,407,497
Reinvestment of distributions	8,524,811	8,014,180
Cost of shares repurchased	(225,333,081)	(448,628,480)
Decrease in Net Assets From Fund Share Transactions	(145,008,880)	(256,206,803)
Decrease in Net Assets	(138,372,182)	(277,977,932)

Net Assets:
Beginning of year	536,415,595	814,393,527
End of year	$398,043,413	$536,415,595

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2024[2]	2023	2022	2021	2020[2]

Net asset value, beginning of year	$4.91	$5.05	$5.17	$5.18	$5.07

Income (loss) from operations:
Net investment income	0.10	0.07	0.05	0.07	0.08
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.12)	(0.01)	0.11
Total income (loss) from operations	0.17	(0.07)	(0.07)	0.06	0.19

Less distributions from:
Net investment income	(0.10)	(0.07)	(0.05)	(0.07)	(0.08)
Total distributions	(0.10)	(0.07)	(0.05)	(0.07)	(0.08)

Net asset value, end of year	$4.98	$4.91	$5.05	$5.17	$5.18
Total return[3]	3.50%	(1.45)%	(1.41)%	1.10%	3.85%

Net assets, end of year (millions)	$247	$304	$373	$359	$359

Ratios to average net assets:
Gross expenses	0.57%	0.56%	0.55%	0.56%	0.62%
Net expenses[4,5]	0.55	0.55	0.55	0.56	0.61
Net investment income	2.03	1.35	0.96	1.31	1.64

Portfolio turnover rate	33%	28%	30%	50%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. Prior to May 21, 2021, the expense limitation was 0.70%. Prior to August 13, 2019, the expense limitation was 0.75%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2024[2]	2023	2022	2021	2020[2]

Net asset value, beginning of year	$4.91	$5.06	$5.17	$5.18	$5.07

Income (loss) from operations:
Net investment income	0.08	0.05	0.03	0.05	0.07
Net realized and unrealized gain (loss)	0.08	(0.15)	(0.11)	(0.01)	0.11
Total income (loss) from operations	0.16	(0.10)	(0.08)	0.04	0.18

Less distributions from:
Net investment income	(0.08)	(0.05)	(0.03)	(0.05)	(0.07)
Total distributions	(0.08)	(0.05)	(0.03)	(0.05)	(0.07)

Net asset value, end of year	$4.99	$4.91	$5.06	$5.17	$5.18
Total return[3]	3.34%	(1.98)%	(1.55)%[4]	0.76%	3.50%

Net assets, end of year (000s)	$18,917	$41,548	$90,990	$145,567	$210,700

Ratios to average net assets:
Gross expenses	0.92%	0.91%	0.89%	0.89%	0.98%
Net expenses[5]	0.91 [6]	0.91	0.89 [6]	0.89 [6]	0.98 [6]
Net investment income	1.65	0.94	0.63	0.98	1.30

Portfolio turnover rate	33%	28%	30%	50%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes a payment by an affiliate to reimburse for an error. Absent this payment, total return would have been -1.75% for the year ended February 28, 2022.

[5]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 1.10%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C2 Shares[1]	2024[2]	2023	2022	2021[3]

Net asset value, beginning of year	$4.91	$5.05	$5.17	$5.16

Income (loss) from operations:
Net investment income	0.07	0.04	0.02	0.01
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.12)	0.01	[4]
Total income (loss) from operations	0.14	(0.10)	(0.10)	0.02

Less distributions from:
Net investment income	(0.07)	(0.04)	(0.02)	(0.01)
Total distributions	(0.07)	(0.04)	(0.02)	(0.01)

Net asset value, end of year	$4.98	$4.91	$5.05	$5.17
Total return[5]	2.95%	(1.95)%	(1.91)%	0.39%

Net assets, end of year (000s)	$845	$959	$1,319	$637

Ratios to average net assets:
Gross expenses	1.09%	1.06%	1.05%	1.06%[6]
Net expenses[7]	1.08 [8]	1.06	1.05 [8]	1.06	[6]
Net investment income	1.51	0.79	0.45	0.60	[6]

Portfolio turnover rate	33%	28%	30%	50%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	For the period November 2, 2020 (inception date) to February 28, 2021.

[4]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C2 shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended February 28, 2021.

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2024[2]	2023	2022	2021	2020[2]

Net asset value, beginning of year	$4.91	$5.05	$5.17	$5.17	$5.07

Income (loss) from operations:
Net investment income	0.11	0.07	0.06	0.07	0.09
Net realized and unrealized gain (loss)	0.07	(0.14)	(0.12)	(0.00) [3]	0.10
Total income (loss) from operations	0.18	(0.07)	(0.06)	0.07	0.19

Less distributions from:
Net investment income	(0.11)	(0.07)	(0.06)	(0.07)	(0.09)
Total distributions	(0.11)	(0.07)	(0.06)	(0.07)	(0.09)

Net asset value, end of year	$4.98	$4.91	$5.05	$5.17	$5.17
Total return[4]	3.65%	(1.32)%	(1.26)%	1.45%	3.80%

Net assets, end of year (millions)	$127	$184	$342	$350	$311

Ratios to average net assets:
Gross expenses	0.44%	0.43%	0.42%	0.42%	0.50%
Net expenses[5,6]	0.40	0.40	0.40	0.40	0.48
Net investment income	2.17	1.45	1.11	1.45	1.78

Portfolio turnover rate	33%	28%	30%	50%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2024[2]	2023	2022	2021	2020[2]

Net asset value, beginning of year	$4.91	$5.05	$5.17	$5.18	$5.08

Income (loss) from operations:
Net investment income	0.11	0.08	0.06	0.08	0.09
Net realized and unrealized gain (loss)	0.08	(0.14)	(0.12)	(0.01)	0.10
Total income (loss) from operations	0.19	(0.06)	(0.06)	0.07	0.19

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.06)	(0.08)	(0.09)
Total distributions	(0.11)	(0.08)	(0.06)	(0.08)	(0.09)

Net asset value, end of year	$4.99	$4.91	$5.05	$5.17	$5.18
Total return[3]	3.91%	(1.25)%	(1.21)%	1.32%	3.85%

Net assets, end of year (000s)	$4,882	$5,721	$6,653	$5,926	$5,114

Ratios to average net assets:
Gross expenses	0.37%	0.35%	0.35%	0.34%	0.43%
Net expenses[4,5]	0.35	0.35	0.34	0.34	0.40
Net investment income	2.24	1.55	1.16	1.52	1.86

Portfolio turnover rate	33%	28%	30%	50%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. Prior to August 13, 2019, the expense limitation was 0.55%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	33

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$393,981,006	—	$393,981,006
Short-Term Investments†	—	3,650,000	—	3,650,000
Total Investments	—	$397,631,006	—	$397,631,006

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and declared at least annually. Distributions to shareholders of the Fund are

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	35

Notes to financial statements (cont’d)

recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C,

36	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Class C2, Class I and Class IS shares did not exceed 0.55%, 1.05%, 1.20%, 0.40% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

During the year ended February 29, 2024, fees waived and/or expenses reimbursed amounted to $120,908.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at February 29, 2024, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class A	Class C	Class C2	Class I	Class IS
Expires February 28, 2025	$38,484	—	—	$67,074	$154
Expires February 28, 2026	61,432	$3,981	$122	54,383	990
Total fee waivers/expense reimbursements subject to recapture	$99,916	$3,981	$122	$121,457	$1,144

For the year ended February 29, 2024, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended February 29, 2024, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $2,257 was earned by Investor Services.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $250,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	37

Notes to financial statements (cont’d)

For the year ended February 29, 2024, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$3,262
CDSCs	7,920

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell short-term variable rate demand obligations from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 29, 2024, such purchase and sale transactions (excluding accrued interest) were $90,490,000 and $135,255,000, respectively.

3. Investments

During the year ended February 29, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$150,532,790
Sales	288,924,020

At February 29, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$401,312,879	$3,086,473	$(6,768,346)	$(3,681,873)

4. Derivative instruments and hedging activities

During the year ended February 29, 2024, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C2 shares calculated at the annual rate of 0.15%, 0.50% and 0.65% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

38	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

For the year ended February 29, 2024, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$409,856	$159,863
Class C	141,470	16,490
Class C2	5,534	630
Class I	—	110,915
Class IS	—	193
Total	$556,860	$288,091

For the year ended February 29, 2024, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$61,432
Class C	3,981
Class C2	122
Class I	54,383
Class IS	990
Total	$120,908

6. Distributions to shareholders by class

	Year Ended February 29, 2024	Year Ended February 28, 2023
Net Investment Income:
Class A	$5,501,647	$4,612,431
Class C	462,691	572,018
Class C2	12,750	7,933
Class I	3,292,041	3,509,419
Class IS	126,429	91,077
Total	$9,395,558	$8,792,878

7. Shares of beneficial interest

At February 29, 2024, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	39

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended February 29, 2024		Year Ended February 28, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,347,406	$41,243,112	20,227,218	$99,714,042
Shares issued on reinvestment	1,021,938	5,040,060	860,276	4,237,002
Shares repurchased	(21,783,070)	(107,501,467)	(33,083,343)	(163,024,364)
Net decrease	(12,413,726)	$(61,218,295)	(11,995,849)	$(59,073,320)

Class C
Shares sold	71,726	$353,163	815,020	$4,019,371
Shares issued on reinvestment	93,630	462,070	115,930	571,310
Shares repurchased	(4,831,078)	(23,825,311)	(10,471,096)	(51,796,171)
Net decrease	(4,665,722)	$(23,010,078)	(9,540,146)	$(47,205,490)

Class C2
Shares sold	52,201	$257,290	203,119	$1,004,416
Shares issued on reinvestment	2,585	12,750	1,610	7,933
Shares repurchased	(80,677)	(398,784)	(270,249)	(1,332,574)
Net decrease	(25,891)	$(128,744)	(65,520)	$(320,225)

Class I
Shares sold	5,538,571	$27,275,925	15,805,774	$78,053,394
Shares issued on reinvestment	584,776	2,883,876	630,551	3,107,047
Shares repurchased	(18,233,640)	(89,870,921)	(46,622,074)	(230,028,067)
Net decrease	(12,110,293)	$(59,711,120)	(30,185,749)	$(148,867,626)

Class IS
Shares sold	542,510	$2,669,900	328,001	$1,616,274
Shares issued on reinvestment	25,541	126,055	18,444	90,888
Shares repurchased	(754,149)	(3,736,598)	(497,847)	(2,447,304)
Net decrease	(186,098)	$(940,643)	(151,402)	$(740,142)

8. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of

40	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 29, 2024.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2024	2023
Distributions paid from:
Tax-exempt income	$9,308,375	$8,737,568
Ordinary income	87,183	55,310
Total distributions paid	$9,395,558	$8,792,878

As of February 29, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,377,682
Deferred capital losses*	(28,401,966)
Other book/tax temporary differences(a)	(121,981)
Unrealized appreciation (depreciation)(b)	(3,681,873)
Total distributable earnings (loss) — net	$(30,828,138)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

Western Asset Short Duration Municipal Income Fund 2024 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Municipal Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for the each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	Western Asset Short Duration Municipal Income Fund 2024 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	None

Western Asset Short Duration Municipal Income Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[3]
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

44	Western Asset Short Duration Municipal Income Fund

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[4] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Western Asset Short Duration Municipal Income Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	Trustee of Franklin Templeton funds consisting of 123 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

46	Western Asset Short Duration Municipal Income Fund

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Short Duration Municipal Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex or the officer took such office.

[3]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

48	Western Asset Short Duration Municipal Income Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 29, 2024:

	Pursuant to:		Amount Reported
Exempt-Interest Dividends Distributed	§	852(b)(5)(A)	$9,308,375
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$87,359
Section 163(j) Interest Earned	§	163(j)	$87,183

Western Asset Short Duration Municipal Income Fund	49

Western Asset

Short Duration Municipal Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

Western Asset Management Company, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Legg Mason Funds

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD02866 4/24 SR24-4859

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2023 and February 29, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $188,676 in February 28, 2023 and $151,676 in February 29, 2024.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2023 and $0 in February 29, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,250 in February 28, 2023 and $29,250 in February 29, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2023 and $0 in February 29, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $350,359 in February 28, 2023 and $342,635 in February 29, 2024.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 23, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 23, 2024